UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 17, 2007
Date of Report (Date of earliest event reported)

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13948	62-1612879
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

100 North Point Center East, Suite 600
Alpharetta, Georgia		30022
(Address of principal executive offices)		(Zip code)
1-800-514-0186
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act.  (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.  (17 CFR 240.13c-4©)

Item 1.01                        Entry into a Material Definitive Agreement.

On July 17, 2007, Schweitzer-Mauduit International, Inc. (“the Company”) and Schweitzer-Mauduit France S.A.R.L. received a one-year extension under the current terms and conditions of its existing unsecured credit agreement.  The credit agreement provides for a five-year term with 2 one-year extension options, with the extensions at the discretion of the participating banks. The maturity date of the credit agreement was originally July 31, 2011 and has now been extended to July 31, 2012.  All other provisions of the credit agreement remain unchanged.  The Company filed this credit agreement with the Securities and Exchange Commission as Exhibit 10.1 of its Form 10-Q for the quarter ended June 30, 2006 which was filed on August 8, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schweitzer-Mauduit International, Inc.

	By:	/s/ Peter J. Thompson
Peter J. Thompson
Chief Financial Officer and Treasurer
Dated: July 17, 2007